POWER OF ATTORNEY

      The undersigned hereby constitute and appoint Mark N. Jacobs, Steven Newman, Michael Rosenberg, Jeff Prusnofsky, Robert Mullery, Janette Farragher, Mark Kornfeld and John Hammalian, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of The Dreyfus Fund Incorporated (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Joseph S. Dimartino                      March 22, 2000
Joseph S. DiMartino


/s/ Lucy Wilson Benson                       March 22, 2000
Lucy Wilson Benson


/s/ David W. Burke                           March 22, 2000
David W. Burke


/s/ Martin D. Fife                           March 22, 2000
Martin D. Fife


/s/ Whitney I. Gerard                        March 22, 2000
Whitney I. Gerard


/s/ Ambassador Arthur A. Harmtan             March 22, 2000
Ambassador Arthur A. Hartman


/s/ George L. Perry                          March 22, 2000
George L. Perry


/s/ Paul D. Wolfowitz                        March 22, 2000
Paul D. Wolfowitz


--------------------------------------------------------------------------------


                              POWER OF ATTORNEY

     The undersigned hereby each constitute and appoint Mark N. Jacobs, Steven F. Newman, Michael A. Rosenberg, Jeff Prusnofsky, Robert R. Mullery, Janette Farragher, Mark Kornfeld, and John B. Hammalian, and each of them, with full power to act without the other, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her, and in her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of each Fund enumerated on Exhibit A hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



     /s/ Stephen E. Canter                             March 22, 2000
     Stephen E. Canter
     President


     /s/ Joseph W. Connolly                            March 22, 2000
     Joseph W. Connolly
     Vice President and Treasurer



                                  EXHIBIT A


     1)     Dreyfus A Bonds Plus, Inc.
     2)     Dreyfus Appreciation Fund, Inc.
     3)     Dreyfus Balanced Fund, Inc.
     4)     Dreyfus BASIC GNMA Fund
     5)     Dreyfus BASIC Money Market Fund, Inc.
     6)     Dreyfus BASIC Municipal Fund, Inc.
     7)     Dreyfus BASIC U.S. Government Money Market Fund
     8)     Dreyfus California Intermediate Municipal Bond Fund
     9)     Dreyfus California Tax Exempt Bond Fund, Inc.
     10)    Dreyfus California Tax Exempt Money Market Fund
     11)    Dreyfus Cash Management
     12)    Dreyfus Cash Management Plus, Inc.
     13)    Dreyfus Connecticut Intermediate Municipal Bond Fund
     14)    Dreyfus Connecticut Municipal Money Market Fund, Inc.
     15)    Dreyfus Florida Intermediate Municipal Bond Fund
     16)    Dreyfus Florida Municipal Money Market Fund
     17)    Dreyfus Founders Funds, Inc.
     18)    The Dreyfus Fund Incorporated
     19)    Dreyfus Global Bond Fund, Inc.
     20)    Dreyfus Global Growth Fund
     21)    Dreyfus GNMA Fund, Inc.
     22)    Dreyfus Government Cash Management Funds
     23)    Dreyfus Growth and Income Fund, Inc.
     24)    Dreyfus Growth and Value Funds, Inc.
     25)    Dreyfus Growth Opportunity Fund, Inc.
     26)    Dreyfus Debt and Equity Funds
     27)    Dreyfus Index Funds, Inc.
     28)    Dreyfus Institutional Money Market Fund
     29)    Dreyfus Institutional Preferred Money Market Fund
     30)    Dreyfus Institutional Short Term Treasury Fund
     31)    Dreyfus Insured Municipal Bond Fund, Inc.
     32)    Dreyfus Intermediate Municipal Bond Fund, Inc.
     33)    Dreyfus International Funds, Inc.
     34)    Dreyfus Investment Grade Bond Funds, Inc.
     35)    Dreyfus Investment Portfolios
     36)    The Dreyfus/Laurel Funds, Inc.
     37)    The Dreyfus/Laurel Funds Trust
     38)    The Dreyfus/Laurel Tax-Free Municipal Funds
     39)    Dreyfus LifeTime Portfolios, Inc.
     40)    Dreyfus Liquid Assets, Inc.
     41)    Dreyfus Massachusetts Intermediate Municipal Bond Fund
     42)    Dreyfus Massachusetts Municipal Money Market Fund
     43)    Dreyfus Massachusetts Tax Exempt Bond Fund
     44)    Dreyfus MidCap Index Fund
     45)    Dreyfus Money Market Instruments, Inc.
     46)    Dreyfus Municipal Bond Fund, Inc.
     47)    Dreyfus Municipal Cash Management Plus
     48)    Dreyfus Municipal Money Market Fund, Inc.
     49)    Dreyfus New Jersey Intermediate Municipal Bond Fund
     50)    Dreyfus New Jersey Municipal Bond Fund, Inc.
     51)    Dreyfus New Jersey Municipal Money Market Fund, Inc.
     52)    Dreyfus New Leaders Fund, Inc.
     53)    Dreyfus New York Municipal Cash Management
     54)    Dreyfus New York Tax Exempt Bond Fund, Inc.
     55)    Dreyfus New York Tax Exempt Intermediate Bond Fund
     56)    Dreyfus New York Tax Exempt Money Market Fund
     57)    Dreyfus U.S. Treasury Intermediate Term Fund
     58)    Dreyfus U.S. Treasury Long Term Fund
     59)    Dreyfus 100% U.S. Treasury Money Market Fund
     60)    Dreyfus U.S. Treasury Short Term Fund
     61)    Dreyfus Pennsylvania Intermediate Municipal Bond Fund
     62)    Dreyfus Pennsylvania Municipal Money Market Fund
     63)    Dreyfus Premier California Municipal Bond Fund
     64)    Dreyfus Premier Equity Funds, Inc.
     65)    Dreyfus Premier International Funds, Inc.
     66)    Dreyfus Premier GNMA Fund
     67)    Dreyfus Premier Worldwide Growth Fund, Inc.
     68)    Dreyfus Premier Municipal Bond Fund
     69)    Dreyfus Premier New York Municipal Bond Fund
     70)    Dreyfus Premier State Municipal Bond Fund
     71)    Dreyfus Premier Value Equity Funds
     72)    Dreyfus Short-Intermediate Government Fund
     73)    Dreyfus Short-Intermediate Municipal Bond Fund
     74)    The Dreyfus Socially Responsible Growth Fund, Inc.
     75)    Dreyfus Stock Index Fund
     76)    Dreyfus Tax Exempt Cash Management
     77)    The Dreyfus Premier Third Century Fund, Inc.
     78)    Dreyfus Treasury Cash Management
     79)    Dreyfus Treasury Prime Cash Management
     80)    Dreyfus Variable Investment Fund
     81)    Dreyfus Worldwide Dollar Money Market Fund, Inc.
     82)    General California Municipal Bond Fund, Inc.
     83)    General California Municipal Money Market Fund
     84)    General Government Securities Money Market Funds, Inc.
     85)    General Money Market Fund, Inc.
     86)    General Municipal Bond Fund, Inc.
     87)    General Municipal Money Market Funds, Inc.
     88)    General New York Municipal Bond Fund, Inc.
     89)    General New York Municipal Money Market Fund